SUBLEASE

         THIS SUBLEASE ("Sublease") is dated as of July 31, 1998, and is made by and between Adept Technology, Inc., a California corporation ("Sublessor"), and Ascent Logic Corporation, a Delaware corporation ("Sublessee"). Sublessor and Sublessee hereby agree as follows:

          1. Recitals: This Sublease is made with reference to the fact that Technology Center Associates LLC, a California limited liability company, ("Master Lessor"), as Landlord, and Sublessor, as Tenant, entered that certain Lease, dated , 1998 ("Master Lease"), with respect to that certain real property commonly known as the entire second floor (the "Premises") of the building ("Building") located at 180 Rose Orchard Way, San Jose, CA, which is a portion of the five building complex commonly known as Technology Center, San Jose, CA (the "Property"), as more particularly described in the Master Lease. A copy of the Master Lease is attached hereto as Exhibit "A" and incorporated by reference herein.

          2. Premises: Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, a portion of the Premises, deemed to be ( ) square feet of space ("Subleased Premises"). The Subleased Premises are more particularly described on Exhibit "B" attached hereto and incorporated by reference herein.

          3. Term: The term of this Sublease ("Term") shall be for that (12) month Term commencing on October 1, 1998 ("Commencement Date"), and ending on September 30, 1999 ("Termination Date"), unless this Sublease is sooner terminated pursuant to its terms or the Master Lease is sooner terminated pursuant to its terms. The parties acknowledge that Sublessee has no option to extend the Term of this Sublease.

          4.      Rent:

                  A. Monthly Base Rent. Sublessee shall pay to Sublessor as monthly base rent ("Monthly Base Rent") for the Subleased Premises equal monthly installments as follows:

                  Months                             Rent/Month
                  ------                             ----------

                10/98-9/99                           $34,657.90


As used  herein,  the word  "month"  shall mean a period  beginning on the first
(1st) day of a month and ending on the last day of that month. Rent (as defined in Paragraph 4.B) shall be paid on or before three (3) days prior to the first
(1st) day
of each calendar month during the Term. Rent for any period during the term hereof which is for less than one month of the Term shall be a pro rata portion of the monthly installment based on a thirty (30)-day month. Rent shall be payable without notice or demand and without any deduction, offset, or abatement, in lawful money of the United States of America. Rent shall be paid directly to Sublessor at 150 Rose Orchard Way, San Jose, CA 95134, Attn: Chief Financial Officer, or such other address as may be designated in writing by Sublessor.

                  B. Additional Rent. All monies required to be paid by Sublessee under this Sublease (excluding Monthly Base Rent pursuant to Paragraph 4.A), including, without limitation, any amounts payable by Sublessor to Master Lessor under the Master Lease (including, without limitation, Property Operating Expenses, as defined in Section 13.12 of the Master Lease), shall be deemed additional rent ("Additional Rent"). Monthly Base Rent and Additional Rent hereinafter collectively shall be referred to as "Rent". Sublessee and Sublessor agree, as a material part of the consideration given by Sublessee to Sublessor for this Sublease, that from and after the Commencement Date, Sublessee shall pay all costs, expenses, taxes, insurance, maintenance and other charges of every kind and nature arising in connection with this Sublease, the Master Lease or the Subleased Premises; in this regard Sublessee shall pay sixty-eight percent (68%) of Sublessor's (i) Property Proportionate share of Real Property Taxes, Landlord's Insurance Costs and Property Maintenance Costs, and (ii) Building Proportionate Share of Building Maintenance Costs. Additionally, Sublessee shall pay __________ percent (_______%) of the gas and electrical utility charges for the Premises if and to the extent any such utilities are not separately metered to the Premises. Notwithstanding anything to the contrary set forth in this Sublease, Sublessee's obligation to pay Additional Rent (attributable to the Term) shall survive the expiration or earlier termination of this Sublease, and if Sublessor is unable to determine the amount of Additional Rent due and payable by Sublessee at the expiration or earlier termination of this Sublease, then the parties shall make an adjusting payment between them when the correct amount can be determined.

         5. Security Deposit: Upon execution hereof by Sublessee, Sublessee shall deposit with Sublessor, in cash, the sum of Thirty-Four Thousand Six Hundred Fifty-Seven and 90/100 Dollars ($34,657.90), as security for the performance by Sublessee of the terms and conditions of this Sublease. If Sublessee fails to pay Rent or other charges due hereunder or otherwise defaults with respect to any provision of this Sublease, then Sublessor may draw upon, use, apply or retain all or any portion of the security deposit for the payment of any Rent or other charge in default, for the payment of any other sum which Sublessor has become obligated to pay by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor has suffered thereby. If Sublessor so uses or applies all or any portion of the security deposit, then Sublessee shall, within five (5) days after demand therefor, deposit cash with Sublessor in the amount required to restore the deposit to the full amount stated above. Within thirty (30) days after the expiration or earlier termination of this Sublease, if Sublessee is not in default, Sublessor shall return to Sublessee (without interest) so much of the security deposit as has not been applied by Sublessor pursuant to this Paragraph, or which is not otherwise required to cure Sublessee's defaults.

          6. Late Charge: If Sublessee fails to pay Sublessor any amount due hereunder on or before the date when such payment is due, Sublessee shall pay to Sublessor upon demand a late charge equal to five percent (5%) of the delinquent amount. The parties agree that the foregoing late charge represents a reasonable estimate of the cost and expense which Sublessor will incur in processing each delinquent payment. Sublessor's acceptance of any interest or late charge shall not waive Sublessee's default in failing to pay the delinquent amount.

          7. Repairs: Sublessee is currently occupying the Subleased Premises pursuant to a separate lease between Sublessee and Master Lessor and is fully aware of condition of the Premises. Accordingly, Sublessee shall accept the Subleased Premises in their "as is" condition and Sublessor shall have no obligation whatsoever to make or pay the cost of any alterations, improvements or repairs to the Subleased Premises, including, without limitation, any improvement or repair required to comply with any law, regulation, building code or ordinance (including, without limitation, the Americans With Disabilities Act of 1990 ("ADA")). Sublessee shall look solely to the Master Lessor for performance of any repairs required to be performed by Master Lessor under the terms of the Master Lease.

          8. Indemnity: Except to the extent caused by Sublessor's active negligence or willful misconduct, Sublessee shall indemnify, protect, defend with counsel reasonably acceptable to Sublessor and hold Sublessor harmless against any and all claims, liabilities, judgments, causes of action, damages, costs, and expenses (including reasonable attorneys' and experts' fees), caused by or arising in connection with: (i) the use, occupancy or condition of the Subleased Premises; (ii) the negligence or willful misconduct of Sublessee or its employees, contractors, agents or invitees; (iii) a breach of Sublessee's obligations under this Sublease; and (iv) a breach of Sublessee's obligations under the Master Lease.

          9. Right to Cure Defaults: If Sublessee fails to pay any sum of money to Sublessor, or fails to perform any other act on its part to be performed hereunder, then Sublessor may, but shall not be obligated to, make such payment or perform such act. All such sums paid, and all costs and expenses of performing any such act, shall be deemed Additional Rent payable by Sublessee to Sublessor upon demand. In addition, Sublessee shall pay to Sublessor interest on all amounts due, at the rate quoted by Wells Fargo Bank N.T. & S.A. (or any successor thereto) as its prime rate, plus three percent (3%) or the maximum rate allowed by law, whichever is less (the "Interest Rate"), from the due date to and including the date of the payment, from the date of the expenditure until repaid.

          10. Assignment and Subletting: Sublessee may not assign this Sublease, sublet the Subleased Premises, transfer any interest of Sublessee therein, or permit any use of the Subleased Premises by another party ("Transfer"), without the prior written consent of Sublessor, which consent may be denied by Sublessor in its sole and absolute discretion, if Master Lessor elects to terminate the Master Lease (in accordance with Section 7.3 of the Master Lease) as to the portion of the Subleased Premises Sublessee is seeking to Transfer; otherwise, Sublessee's consent to a Transfer shall be given or withheld in accordance with the provisions of Article 7 of the Master

Lease as incorporated herein, and modified by the provisions set forth below. A consent to one Transfer shall not be deemed to be a consent to any subsequent Transfer. Any Transfer without such consent shall be void and shall, at the option of Sublessor, terminate this Sublease. Sublessor's waiver or consent to any assignment or subletting shall be ineffective unless set forth in writing, and Sublessee shall not be relieved from any of its obligations under this Sublease, unless the consent expressly so provides. Notwithstanding anything to the contrary contained in this Sublease or in the Master Lease, at Sublessor's sole option, Sublessor shall have the right to terminate this Sublease if Sublessee requests Sublessor's consent to an assignment of this Sublease or a sublet of all or any portion of the Subleased Premises.

          11. Use: Sublessee may use the Subleased Premises only for general office and administration uses and for no other purpose. With respect to Hazardous Materials (defined below), Sublessee shall not engage in or permit any activities in or about the Premises or Property which involve the use or presence of Hazardous Materials. Sublessee shall not do or permit anything to be done in or about the Subleased Premises which would (i) injure the Subleased Premises, or (ii) vibrate, shake, overload, or impair the efficient operation of the Subleased Premises or the sprinkler systems, heating, ventilating or air conditioning equipment, or utilities systems located therein. Sublessee shall not store any materials, supplies, finished or unfinished products, or articles of any nature outside of the Subleased Premises. Sublessee shall comply with all reasonable rules and regulations promulgated from time to time by Sublessor and Master Lessor.

          12. Effect of Conveyance: As used in this Sublease, the term "Sublessor" means the holder of the tenant's interest under the Master Lease. In the event of any transfer of said tenant's interest, Sublessor shall be and hereby is entirely relieved of all covenants and obligations of Sublessor hereunder, and it shall be deemed and construed, without further agreement between the parties, that the transferee has assumed and shall carry out all covenants and obligations thereafter to be performed by Sublessor hereunder. Sublessor may transfer and deliver any security of Sublessee to the transferee of said tenant's interest in the Master Lease, and thereupon Sublessor shall be discharged from any further liability with respect thereto.

          13. Acceptance: By taking possession of the Subleased Premises, Sublessee shall conclusively be deemed to have accepted the Subleased Premises in their "as-is," then-existing condition and Sublessee shall promptly refund to Sublessor all monies and other deposits of Sublessor that Sublessee is holding under that certain Sublease between the parties dated as of October 19, 1995, with respect to the remainder of the Premises.

          14. Improvements: No alterations or improvements shall be made to the Subleased Premises, except in accordance with this Sublease and the Master Lease, and with the prior written consent, when required, of both Master Lessor and Sublessor. Sublessor shall not be required to provide a tenant improvement allowance to Sublessee in connection with Sublessee's construction of any improvements to the Subleased Premises.

          15. Default: Sublessee's performance of each of its obligations under this Sublease constitutes a condition as well as a covenant, and Sublessee's right to continue in possession of the Subleased Premises is conditioned upon such performance. In addition, Sublessee shall be in material default of its obligations under this Sublease if Sublessee is responsible for the occurrence of any of the events of default set forth Section 12.1 of the Master Lease.

          16. Remedies: In the event of any default by Sublessee under this Sublease (including, without limitation, a default pursuant to Section 12.1 of the Master Lease), Sublessor shall have all remedies provided by applicable law, including, without limitation, all rights pursuant to Section 12.2 of the Master Lease and under California Civil Code Sections 1951.2 and 1951.4. Sublessor may resort to its remedies cumulatively or in the alternative.

         17. Surrender: Prior to expiration of this Sublease, Sublessee shall remove all of its trade fixtures and shall surrender the Subleased Premises to Sublessor in the condition received, free of Hazardous Materials, reasonable wear and tear excepted. If the Subleased Premises are not so surrendered, then Sublessee shall be liable to Sublessor for all costs incurred by Sublessor in returning the Subleased Premises to the required condition, plus interest thereon at the Interest Rate. Sublessee shall indemnify, defend with counsel reasonably acceptable to Sublessor, protect and hold harmless Sublessor against any and all claims, liabilities, judgments, causes of action, damages, costs, and expenses (including attorneys' and experts' fees) resulting from Sublessee's delay in surrendering the Subleased Premises in the condition required.

         18. Estoppel Certificates: Within five (5) days after demand by Sublessor, Sublessee shall execute and deliver to Sublessor an estoppel certificate to Sublessor in connection with the Sublease in the form required pursuant to Section 13.6 of the Master Lease.

         19. Broker: Sublessor and Sublessee each represent to the other that they have dealt with no real estate brokers, lenders, agents or salesmen other than Grubb & Ellis, representing Sublessor, in connection with this transaction. Each party agrees to hold the other party harmless from and against all claims for brokerage commissions, finder's fees, or other compensation made by any other agent, broker, salesman or finder as a consequence of said party's actions or dealings with such agent, broker, salesman, or finder.

         20. Notices: Unless five (5) days' prior written notice is given in the manner set forth in this Paragraph, the address of each party for all purposes connected with this Sublease shall be that address set forth below their signatures at the end of this Sublease. The address for Master Lessor shall be as set forth in the Master Lease. All notices, demands, or communications in connection with this Sublease shall be considered received when (i) personally delivered; or (ii) if properly addressed and either sent by nationally recognized overnight courier or deposited in the mail (registered or certified, return receipt requested, and postage prepaid), on the date shown on the return receipt for acceptance or rejection. All notices given to the Master Lessor under the Master Lease shall be considered received only when delivered in accordance with the Master Lease to all parties hereto at the address set forth below their signatures at the end of this Sublease.

         21. Severability: If any term of this Sublease is held to be invalid or unenforceable by any court of competent jurisdiction, then the remainder of this Sublease shall remain in full force and effect to the fullest extent possible under the law, and shall not be affected or impaired.

         22. Amendment: This Sublease may not be amended except by the written agreement of all parties hereto.

         23. Attorneys' Fees: If either party brings any action or legal proceeding with respect to this Sublease, the prevailing party shall be entitled to recover reasonable attorneys' fees, experts' fees, and court costs. Notwithstanding the foregoing and in addition thereto, Sublessor shall be entitled to immediate receipt from Sublessee, for each breach hereof, of such reasonable attorneys' fees (but not less than Fifty Dollars ($50.00)), as may be incurred in connection with each notice or demand delivered to Sublessee. Sublessee agrees that such sum constitutes reimbursement to Sublessor of the reasonable cost of the preparation and delivery of each notice caused by Sublessee's breach.

         24.      Other Sublease Terms:

                  A. Incorporation by Reference. Except as otherwise provided in this Sublease, the terms and provisions contained in the Master Lease are incorporated herein by reference, and are made a part hereof as if set forth at length; provided, however, that: (i) each reference in such incorporated section to "Lease" and to "Premises" shall be deemed a reference to this "Sublease" and the "Subleased Premises," respectively; (ii) each reference to "Landlord" and "Tenant" shall be deemed a reference to "Sublessor" and "Sublessee", respectively; (iii) with respect to work, services, repairs, restoration, insurance or the performance of any other obligation of Landlord under the Master Lease, the sole obligation of Sublessor shall be to request the same in writing from Master Lessor, as and when requested to do so by Sublessee, and to use Sublessor's reasonable efforts (provided Sublessee pays all costs incurred by Sublessor in connection therewith) to obtain Master Lessor's performance;
(iv) with respect to any obligation of Sublessee to be performed under this Sublease, wherever the Master Lease grants to Sublessor a specified number of days to perform its obligations under the Master Lease, except as otherwise provided herein, Sublessee shall have three (3) fewer days to perform the obligation, including, without limitation, curing any defaults; (v) Sublessor shall have no liability to Sublessee with respect to (a) representations and warranties made by Master Lessor under the Master Lease, (b) any indemnification obligations of Master Lessor under the Master Lease, or other obligations or liabilities of Master Lessor under the Master Lease with respect to compliance with laws, condition of the Subleased Premises or Hazardous Materials, and (c) obligations under the Master Lease to repair, maintain, restore, or insure all or any portion of the Premises, regardless of whether the incorporation of one or more provisions of the Master Lease might otherwise operate to make Sublessor liable therefor; (vi) with respect to any approval or consent required to be obtained from the Master Lessor under the Master Lease, such approval or consent must be obtained from both Master Lessor and Sublessor, and the approval of Sublessor may be withheld if Master Lessor's approval or consent is not obtained; (vii) the following provisions of the Master Lease are expressly not  incorporated  herein by reference:  Sections
1.1 (except that the definitions for the Late Charge Amount, Tenant's Required Liability Coverage, Property, Building, Outside Areas, Lease Premises are incorporated herein), 2.3, 3.1, 3.6, 3.7, 6.1 (the last sentence only), 13.3 (the last sentence only), 13.10, 14.2, Article 15 (in its entirety), and Exhibits A&B; (viii) notwithstanding clause (ii) above, references to "Landlord" in the following provisions of the Master Lease shall mean Master Lessor, not
Sublessor: Section 2.5, the second grammatical paragraph following Section 3.2(d), and Sections 4.8 (the last sentence only), 5.2.(a) (the last sentence only), 5.2(b), 5.3, 5.6 (clause (ii) only), 6.3, 9.2, 10.1, 10.2 (first sentence
only),  10.3(a),  10.4,  11.3,  13.12(b),   13.12(c),  and  16.(b)  (except  for
16(b)(iv); and (ix) notwithstanding clause (ii) above, references to "Landlord" in the following provisions shall mean Master lessor and/or Sublessor: Sections 3.2(a), 4.6, 4.7, 4.9-4.12, inclusive, 5.4, 5.5, 5.6 (except for clause (ii)),
6.1 (except for the last sentence),  6.2, 6.4, Article 8 (in its entirety), 9.1,
10.2 (except for the first sentence), 10.3 (introductory sentence only), 11.2, 11.4, 11.5, 12.4, 13.1, 13.3 (except for the last sentence), 13.5, 13.6, 13.7,
13.8, 13.12(a), 16(a), and 16(b)(iv).

                  B. Assumption of Obligations. This Sublease is and all times shall be subject and subordinate to the Master Lease and the rights of Master Lessor thereunder. Sublessee hereby expressly assumes and agrees: (i) to comply with all provisions of the Master Lease applicable to the Subleased Premises,
(ii) to perform all the obligations on the part of the "Tenant" to be performed under the terms of the Master Lease applicable to the Subleased Premises during the term of this Sublease, and (iii) to hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims, demands, and expenses (including reasonable attorneys' and experts' fees) arising out of Sublessee's failure to comply with or to perform Sublessee's obligations hereunder or the obligations of the "Tenant" under the Master Lease as herein provided or to act or omit to act in any manner which will constitute a breach of the Master Lease.

         25. Condition Precedent: This Sublease and Sublessor's and Sublessee's obligations hereunder are conditioned upon having obtained the written consent of the Master Lessor to this Sublease, which consent may be given on Master Landlord's standard form of sublease consent. If Sublessor has not obtained Master Lessor's consent on Master Lessor's standard form of sublease consent within thirty (30) days after the date of Sublessor's execution of this Sublease, either party may terminate this Sublease, and Sublessor shall return to Sublessee all sums paid by Sublessee to Sublessor in connection with its execution of this Sublease. Sublessee shall provide to Master Lessor all financial and other information requested by Master Lessor pursuant to Article 7 of the Master Lease.

         26. [Parking: Sublessee shall have the right to the non-exclusive use of sixty-eight (68%) Property parking spaces in the common area surrounding the Subleased Premises.]

         27. Board Approval: Sublessee represents and warrants to Sublessor that Sublessee's Board of Directors has reviewed and approved the Master Lease and this Sublease, and has authorized Sublessee's execution hereof.

         IN WITNESS WHEREOF, the parties have executed this Sublease as of the day and year first above written.


SUBLESSEE:                             SUBLESSOR:

Ascent Logic Corporation,              Adept Technology, Inc.,
a California corporation               a California corporation


By: /s/ John I. Anderson               By: /s/ Betsy A. Lange
    -------------------------------        -------------------------------
Printed                                Printed
Name: John I. Anderson                 Name: Betsy A. Lange
      -----------------------------          -----------------------------

Its: CFO                               Its: CFO
     ------------------------------         ------------------------------


By: _______________________________    By: _______________________________

Printed                                Printed
Name: _____________________________    Name: _____________________________

Its: ______________________________    Its: ______________________________


Address:                               Address:

At the Subleased Premises              150 Rose Orchard Way
Attn: Chief Financial Officer          San Jose, CA 95134
                                       Attn: Chief Financial Officer

                                    EXHIBIT A

                                  Master Lease

                                   (Attached)

                                    EXHIBIT B

                         Depiction of Subleased Premises

                                   [Attached]